SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant  [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement            [ ]  Confidential, for Use of the
[X]  Definitive Proxy Statement                  Commission Only (as permitted
[ ]  Definitive Additional Materials             by Rule 14a-6(e)(2))
[ ]  Soliciting Material Rule 14a-12

                             PEOPLES BANKCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1.   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     2.   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     4.   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     5.   Total fee paid:

[ ]  Fee paid previously with  preliminary  materials:__________________________
[ ] Checkbox if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1.   Amount Previously Paid:

          ----------------------------------------------------------------------
     2.   Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
     3.   Filing Party:

          ----------------------------------------------------------------------
     4.   Date Filed:

          ----------------------------------------------------------------------

                             PEOPLES BANKCORP, INC.
                                825 STATE STREET
                           OGDENSBURG, NEW YORK 13669





                                 April 13, 2001




Dear Fellow Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Peoples Bankcorp, Inc. to be held at the offices of Ogdensburg Federal Savings and Loan Association, 825 State Street, Ogdensburg, New York on Tuesday, May 15, 2001 at 10:00 a.m., local time. Your Board of Directors and Management look forward to personally greeting those stockholders able to attend.

     The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions the stockholders may have.

     WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting. On behalf of your Board of Directors, thank you for your interest and support.

                                                     Sincerely,

                                                     /s/ Robert E. Wilson

                                                     Robert E. Wilson
                                                     President

--------------------------------------------------------------------------------
                             PEOPLES BANKCORP, INC.
                                825 STATE STREET
                           OGDENSBURG, NEW YORK 13669
                                 (315) 393-4340

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 15, 2001
--------------------------------------------------------------------------------


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Peoples Bankcorp, Inc. (the "Company"), will be held at the offices of Ogdensburg Federal Savings and Loan Association, 825 State Street, Ogdensburg, New York at 10:00 a.m. on Tuesday, May 15, 2001.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

          1.   The election of one director of the Company; and

          2. The transaction of such other matters as may properly come before the Meeting or any adjournments thereof.

     The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on April 5, 2001, are the stockholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

     You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                          BY ORDER OF THE BOARD OF DIRECTORS


                                          /s/ Todd R. Mashaw

                                          TODD R. MASHAW
                                          SECRETARY
Ogdensburg, New York
April 13, 2001

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE YOUR COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. PLEASE ACT PROMPTLY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                             PEOPLES BANKCORP, INC.
                                825 STATE STREET
                           OGDENSBURG, NEW YORK 13669

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 15, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Peoples Bankcorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the offices of Ogdensburg Federal Savings and Loan Association (the "Association"), 825 State Street, Ogdensburg, New York on Tuesday, May 15, 2001, at 10:00 a.m., local time. The accompanying notice of meeting and this Proxy Statement are being first mailed to stockholders on or about April 13, 2001.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company, at the address shown above, by filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting or by attending the Meeting and voting in person. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE NOMINEE FOR DIRECTOR SET FORTH BELOW. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Meeting. Proxies marked as abstentions, and shares held in street name which have been designated by brokers on proxies as not voted, will not be counted as votes cast. Proxies marked as abstentions or as broker non-votes will, however, be treated as shares present for purposes of determining whether a quorum is present.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

     The securities entitled to notice of and to vote at the Meeting consist of the Company's common stock, par value $.01 per share (the "Common Stock"). Stockholders of record as of the close of business on April 5, 2001 (the "Record Date"), are entitled to one vote for each share of Common Stock then held. As of the Record Date, there were 132,390 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least one-third of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Meeting.

     Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") with the Company and the Securities and Exchange Commission ("SEC"). Based on such reports (and certain other written information received by the Company), management knows of no persons other than those set forth below who owned more than 5% of the outstanding shares of Common Stock as of the Record Date. The following table sets forth, as of the Record Date, certain information as to those persons who were the beneficial owners of more than five percent (5%) of the Company's outstanding shares of Common Stock and the shares of Common Stock beneficially owned by all executive officers and directors of the Company as a group.

                                                                           PERCENT OF SHARES
NAME AND ADDRESS                              AMOUNT AND NATURE OF          OF COMMON STOCK
OF BENEFICIAL OWNER                         BENEFICIAL OWNERSHIP (1)          OUTSTANDING
-------------------                        ------------------------           -----------
Paul B. Lee, Jr.                                8,500                           6.42%
765 Meeks Road
Oakland, KY  42189

Edward Gruca                                    9,500                           7.18%
Lourdes  Gruca
29450 Cedar Road
Pepper Pike, Ohio  44124

Peoples Bankcorp, Inc.                         10,751   (2)                     8.12%
Employee Stock Ownership Plan
825 State Street
Ogdensburg, New York  13669

Robert E. Hentschel                             7,080   (3)                     5.35%
Jolanne K. Hentschel
3897 B State Highway 37
Ogdensburg, NY  13669

Anthony P. LeBarge, Sr.                         9,780   (3)                     7.39%
Evelyn M. LeBarge
92 Ross Road
Ogdensburg, NY  13669

George E. Silver                               10,280   (3)                     7.76%
Jane B. Silver
306 Jay Street
Ogdensburg, NY  13669

Wesley L. Stitt                                 8,455   (3)                     6.39%
Janet A. Stitt
7 Annette Street
Heuvelton, NY  13654

Robert E. Wilson                               11,171   (4)                     8.44%
Barbara R. Wilson
405 Proctor Avenue
Ogdensburg, NY  13669

All Executive Officers and Directors           46,766   (3)(5)                 35.32%
as a Group (6 persons)

___________

(1) For purposes of this table, a person is deemed to be the beneficial owner of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct, and the named persons exercise sole voting and investment power over the shares of the Common Stock.
(2) These shares are held in a suspense account for future allocation among participating employees as the loan used to purchase the shares is repaid. The trustees of the Peoples Bankcorp, Inc. Employee Stock Ownership Plan (the "ESOP"), currently Directors Hentschel, LeBarge, Silver and Stitt, vote all allocated shares in accordance with instructions of the participants. Unallocated shares and shares for which no instructions have been received generally are voted by the ESOP trustees in the same ratio as participants direct the voting of allocated shares or, in the absence of such direction, as directed by the Company's Board of Directors. As of the Record Date 2,150 shares had been allocated.
(3)  Does not include 8,601 unallocated shares held by the ESOP.
(4)  Includes 802 shares allocated to Mr. Wilson's account under the ESOP.
(5) Includes 1,281 shares allocated to the accounts of executive officers under the ESOP.

--------------------------------------------------------------------------------
                       PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The Company's Board of Directors is composed of five members. The Company's Certificate of Incorporation requires that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three year period, with approximately one-third of the directors elected each year. The Board of Directors has nominated George E. Silver to serve as director for a three-year period.

     If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why such nominee might be unavailable to serve.

     Under the Company's Bylaws, directors shall be elected by a plurality of the votes of the shares present in person or by proxy at the Meeting. Votes which are not cast at the Meeting, either because of abstentions or broker non-votes, are not considered in determining the number of votes which have been cast for or against the election of a nominee.

     Unless otherwise specified on the proxy, it is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees.

     The following table sets forth the name of the Board's nominee for election as director of the Company and of those directors who will continue to serve as such after the Meeting. Also set forth is certain other information with respect to each person's age, the year he or she first became a director of the Company's wholly owned subsidiary, the Association, the expiration of his term as a director, and the number and percentage of shares of the Common Stock beneficially owned. All of the individuals were initially appointed as director of the Company in 1998 in connection with the Company's incorporation.

                                                                               SHARES OF
                                            YEAR FIRST                        COMMON STOCK
                                            ELECTED AS                        BENEFICIALLY
                          AGE AT THE         DIRECTOR        CURRENT TERM     OWNED AT THE       PERCENT OF
NAME                      RECORD DATE   OF THE ASSOCIATION     TO EXPIRE     RECORD DATE (1)        CLASS
----                      -----------   ------------------     ---------     ---------------        -----
                   BOARD NOMINEES FOR TERMS TO EXPIRE IN 2004

George E. Silver              60               1989              2001            10,280  (2)         7.76%

                         DIRECTORS CONTINUING IN OFFICE

Robert E. Hentschel           66               1992              2002             7,080  (2)         5.35
Wesley L. Stitt               71               1980              2002             8,455  (2)         6.39
Robert E. Wilson              63               1966              2003            11,171  (3)         8.44
Anthony P. LeBarge, Sr.       51               1991              2003             9,780  (2)         7.39



                                                  (footnotes on succeeding page)
                                       3

_____________
(1) Includes stock held in joint tenancy; stock owned as tenants in common; stock owned or held by a spouse or other member of the individual's household; stock allocated through certain employee benefit plans of the Company; stock in which the individual either has or shares voting and/or investment power and shares which the individual has the right to acquire at any time within 60 days of the Record Date. Each person or relative of such person whose shares are included herein exercises sole or shared voting and dispositive power as to the shares reported. The ESOP trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participants. Unallocated shares and allocated shares for which no timely direction is received are voted by the ESOP trustees in proportion to the participant-directed voting of allocated shares.
(2)  Does not include 8,601 unallocated shares held by the ESOP.
(3)  Includes 802 shares allocated to Mr. Wilson's account under the ESOP.


     The principal occupation of each director of the Company for the last five years is set forth below.

     GEORGE E. SILVER is a partner in the law firm of Silver and Silver, and Ogdensburg City Court Judge. He served as Chairman of the Board from 1994 to 1995. He is a member of the Board of Directors of Ogdensburg Rescue Squad. He is also President Emeritus of the Board of Trustees of the Remington Art Museum.

     ROBERT E. HENTSCHEL serves as our past Chairman of the Board of Directors. He is a general surgeon in private practice and has been the Regional Medical Director of the New York State Department of Corrections, Riverview Corrections Facility, since 1984. He is a Board member and past president of the Remington Art Museum and is a Board member of AAA Automobile Travel Club.

     WESLEY L. STITT serves as our Chairman of the Board of Directors. He was the Superintendent of Schools of the Ogdensburg City Schools before he retired in 1990. He is Vice President of the Remington Endowment Board, a Trustee of the Remington Art Museum, Chairman of S.U.N.Y. Canton College Council and Vice President of Augsbury Institute. He is also a member of Heuvelton Development Committee, Rural Rehabilitation Committee and the Institute of Ethical Behavior.

     ROBERT E. WILSON has served as our President and Chief Executive Officer since 1963. He is a former member of the Ogdensburg City School Board having served 15 years with two terms as President and two terms as Vice President. He is a member of Kiwanis International and has served on their Board of Directors. For 25 years he participated in the Kiwanis youth activity programs.

     ANTHONY P. LEBARGE served as our Chairman of the Board until January 1998. He is the general manager of NOCO Lubricants South Corporation. He is a member of S.U.N.Y. Canton College Council and the Masonic Lodge No. 127.

EXECUTIVE OFFICER WHO IS NOT A DIRECTOR

     The following sets forth information including his age as of the Record Date with respect to the sole executive officer of the Company who does not sit on the Board of Directors. Executive officers are appointed annually by the Board of Directors.

     TODD R. MASHAW, 38, has served as Vice President since 1989. He has been a member S.U.N.Y. Canton College Business Administration Advisory Committee since 1991. He was a member of the Board of Assessment and Review for the City of Ogdensburg from 1995 to 2000. He has also coached Kiwanis Baseball.

--------------------------------------------------------------------------------
                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

     The Board of Directors conducts its business through meetings of the board and through activities of its committees. During the year ended December 31, 2000, the board of directors held 12 regular meetings and 19 special meetings. No director attended fewer than 75% of the total meetings of the board of directors and committees on which such director served during the year ended December 31, 2000.

     The Company does not have standing audit, nominating or compensation committees. The full Board of Directors performs these functions. Since there is not any separately constituted Audit Committee, no written charter for such Committee has been adopted. With the exception of Director Wilson, who is an officer of the Company and the Association, the members of the Board of Directors are independent within the meaning of Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards.

--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

     SUMMARY COMPENSATION TABLE. The following table sets forth the cash and non-cash compensation awarded to or earned by the Chief Executive Officer of the Company and the Association. No other employee earned in excess of $100,000 for the year ended December 31, 2000.

                                                                           LONG-TERM COMPENSATION
                                                                        ---------------------------
                                                                                    AWARDS
                                           ANNUAL COMPENSATION          ---------------------------
                                  ------------------------------------  RESTRICTED    SECURITIES
                       FISCAL                           OTHER ANNUAL      STOCK       UNDERLYING      ALL OTHER
NAME                    YEAR      SALARY    BONUS      COMPENSATION(1)   AWARDS (2)    OPTIONS (2)   COMPENSATION
----                    ----      ------    -----      ---------------   ----------    -----------   ------------
Robert E. Wilson        2000    $ 93,800  $ 4,150      $ 4,888           15,624         3,360          $ 1,915
 President and Chief    1999      86,850    3,900        4,165              --             --            1,800
 Executive Officer      1998      86,450    3,900           --              --             --            1,800

______________
(1) Consists of $4,888 of contributions by the Company to Mr. Wilson's account under the ESOP.
(2) Consists of an award of 1,344 shares of restricted stock. As of December 31, 2000, Mr. Wilson held 1,344 shares of restricted stock which had a value of $18,816. Such shares vest over a 5 year period.

     OPTION GRANTS IN LAST FISCAL YEAR. The following table contains information concerning the grants of stock options to the Chief Executive Officer.

                           NUMBER OF       % OF TOTAL
                          SECURITIES         OPTIONS
                          UNDERLYING       GRANTED TO
                            OPTIONS       EMPLOYEES IN      EXERCISE      EXPIRATION
NAME                      GRANTED(1)       FISCAL YEAR        PRICE          DATE
----                      ----------       -----------        -----          ----
Robert E. Wilson             3,360            100%           $11.625       5/15/2010

___________
1 Mr. Wilson's options were 25% vested at the date of grant and vest at the rate of 25% per year thereafter subject to accelerated vesting in the event of the termination of service due to retirement disability or death. Mr. Wilson's options will also become immediately exercisable upon a change in control of the Company.

     OPTION YEAR-END VALUE TABLE. The following table sets forth information concerning the value of options held by the Chief Executive Officer at the end of fiscal year 2000.


                         NUMBER OF SECURITIES                VALUE OF UNEXERCISED
                        UNDERLYING UNEXERCISED               IN-THE-MONEY OPTIONS
                          OPTIONS AT YEAR-END                    AT YEAR END (1)
                       -------------------------           -------------------------
NAME                   EXERCISABLE/UNEXERCISABLE           EXERCISABLE/UNEXERCISABLE
----                   -------------------------           -------------------------
Robert E. Wilson               0/$3,360                            0/$7,980

____________
1 Based on the difference between the closing sales price for the Common Stock on December 31, 2000 as reported on the OTC Bulletin Board ($14.00 per share) and the exercise price per share ($11.625 per share) multiplied by the number of shares subject to the option. Options are considered in-the-money if the fair market value of the underlying securities exceeds the exercise price.

     EMPLOYMENT AGREEMENT. The Association has entered into an employment agreement with Robert E. Wilson, President and Chief Executive Officer. Mr. Wilson's base salary under the employment agreement is $97,950. The employment agreement had an initial term of three years. Effective January 10, 2001, the term was extended for an additional one year period. The agreement is terminable by the Association for "just cause" as defined in the agreement. If the Association terminates Mr. Wilson without just cause or if Mr. Wilson terminates his employment for "good reason," he will be entitled to a continuation of his salary from the date of termination through the remaining term of the agreement, plus an additional 12 months. The employment agreement also contains a provision stating that in the event of the termination of employment in connection with any change in control of the Company or the Association, Mr. Wilson will be paid a lump sum amount equal to 2.99 times his five year average annual taxable cash compensation. If such payments had been made under the agreement as of December 31, 2000, such payments would have equaled approximately $252,230. The aggregate payments that would have been made to him would be an expense to the Association, thereby reducing net income and capital by that amount. The agreement may be renewed annually by the board of directors upon a determination of satisfactory performance within the board's sole discretion. If Mr. Wilson shall become disabled during the term of his respective agreement, he shall continue to receive payment of 100% of the base salary for a period of up to 180 days. Such payments shall not be reduced by any other benefit payments made under other disability program in effect for employees. If Mr. Wilson's employment terminates for a reason other than just cause, he will be entitled to purchase family medical insurance through any group health plan maintained by the Association.


--------------------------------------------------------------------------------
                             DIRECTORS' COMPENSATION
--------------------------------------------------------------------------------

     Each of the directors (other than Mr. Wilson) is paid a fee of $700 ($725 for the Chairman) per regular monthly meeting of the Association's Board attended and are paid for one missed regular or annual meeting. In addition, they receive a fee of $100 per executive committee meeting attended. Directors also receive a fee of $100 per quarterly meeting of the Company's Board of Directors. Total aggregate fees paid to the current directors for the year ended December 31, 2000 were $42,725.


--------------------------------------------------------------------------------
                          TRANSACTIONS WITH MANAGEMENT
--------------------------------------------------------------------------------

     During the year ended December 31, 2000, certain officers and directors had loans from the Association in amounts exceeding $60,000. All of such loans were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

--------------------------------------------------------------------------------
                     RELATIONSHIP WITH INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

     Morrow & Poulsen, P.C. was the Company's independent certified public accountants for the 2000 fiscal year. The Board of Directors presently intends to renew the Company's arrangement with Morrow & Poulsen, P.C. to be its independent certified public accountant for the fiscal year ending December 31, 2001. A representative of Morrow & Poulsen, P.C. is expected to be present at the Meeting to respond to appropriate questions and to make a statement if desired.


--------------------------------------------------------------------------------
                             AUDIT COMMITTEE REPORT
--------------------------------------------------------------------------------

     The Audit Committee has reviewed and discussed the audited financial statements of the Company with management and has discussed with Morrow & Poulsen, P.C., the Company's independent auditors, the matters required to be discussed under Statements on Auditing Standards NO. 61 ("SAS 61"). In addition, the Audit Committee has received from Morrow & Poulsen, P.C. the written disclosures and the letter required to be delivered by Morrow & Poulsen, P.C. under Independence Standards Board Standard No. 1 ("ISB Standard No. 1") addressing all relationships between the auditors and the Company that might bear on the auditors' independence. The Audit Committee has reviewed the materials to be received from Morrow & Poulsen, P.C. and has met with representatives of Morrow & Poulsen, P.C. to discuss the independence of the auditing firm.

     During the year ended December 31, 2000, Morrow & Poulsen, P.C. did not provide any non-audit services to the Company.

     Based on the Audit Committee's review of the financial statements, its discussion with Morrow & Poulsen, P.C. regarding SAS 61, and the written materials provided by Morrow & Poulsen, P.C. under ISB Standard No. 1 and the related discussion with Morrow & Poulsen, P.C. of their independence, the Audit Committee has recommended to the Board of Directors that the audited financial statements of the Company be included in its Annual Report on Form 10-KSB for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

                                                             THE AUDIT COMMITTEE
                                                                ROBERT E. WILSON
                                                             ROBERT E. HENTSCHEL
                                                                 WESLEY L. STITT
                                                         ANTHONY P. LEBARGE, SR.
                                                                GEORGE E. SILVER

--------------------------------------------------------------------------------
               AUDIT AND OTHER FEES PAID TO INDEPENDENT ACCOUNTANT
--------------------------------------------------------------------------------

AUDIT FEES

     During the fiscal year ended December 31, 2000, the aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB filed during the fiscal year ended December 31, 2000 were $14,175.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     The Company did not engage Morrow & Poulsen, P.C. to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2000.

ALL OTHER FEES

     For the fiscal year ended December 31, 2000, the Company did not engage Morrow & Poulsen, P.C. for any other services other than audit services


--------------------------------------------------------------------------------
             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

     Pursuant to regulations promulgated under the Exchange Act, the Company's officers, directors and persons who own more than ten percent of the outstanding Common Stock are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Company with copies of all such reports. Based on the Company's review of such reports which the Company received during the last fiscal year, or written representations from such persons that no annual report of change in beneficial ownership was required, the Company believes that, during the last fiscal year, all persons subject to such reporting requirements have complied with the reporting requirements.


--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of the Board of Directors.


--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

     The Company's Annual Report to Stockholders, including financial statements, is being mailed to all stockholders of record as of the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.


--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     It is expected that the Company's 2002 Annual Meeting of Stockholders will be held in May 2002. In order to be eligible to be considered for inclusion in the Company's proxy materials for such Annual Meeting, any stockholder proposal to take action at such meeting must be received at the Company's executive office at 825 State Street, Ogdensburg, New York 13669, no later than December 14, 2001. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

     Stockholder proposals to be considered at such Annual Meeting, other than those submitted pursuant to the Exchange Act, must be stated in writing, delivered or mailed to the Secretary of the Company, not less than thirty days nor more than sixty days prior to the date of the Annual Meeting. If less than forty days' notice of the meeting is given to stockholders, such notice shall be delivered or mailed to the Secretary not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders.


                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/ Todd R. Mashaw

                                              TODD R. MASHAW
                                              SECRETARY
Ogdensburg, New York
April 13, 2001


--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, PEOPLES BANKCORP, INC., 825 STATE STREET, OGDENSBURG, NEW YORK 13669.
--------------------------------------------------------------------------------

                             PEOPLES BANKCORP, INC.
                                825 STATE STREET
                           OGDENSBURG, NEW YORK 13669

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert E. Hentschel, Anthony P. LeBarge and Robert E. Wilson, with full powers of substitution, to act as proxies for the undersigned, to vote all shares of common stock of Peoples Bankcorp, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the offices of Ogdensburg Federal Savings and Loan Association, 825 State Street, Ogdensburg, New York, on Tuesday, May 15, 2001 at 10:00 a.m., local time, and at any and all adjournments thereof, as follows:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEE LISTED BELOW.

1.       Election of director
         [ ]  FOR the nominee listed below
         [ ]  WITHHOLD AUTHORITY to vote for the nominee

                  George E. Silver

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEE FOR DIRECTOR LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.

Should the undersigned be present and elect to vote at the annual meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned acknowledges receipt from the Company prior to the execution of this proxy of Notice of the Annual Meeting, a proxy statement dated April 13, 2001 and an Annual Report to Stockholders for the 2000 fiscal year.

                                        __________________________________, 2001


                                        ________________________________________
                                        Signature

                                        ________________________________________
                                        Signature if Held Jointly

                                        Please sign exactly as your name appears
                                        above.  For joint accounts,  both owners
                                        should  sign.  When signing as executor,
                                        administrator,   attorney,   trustee  or
                                        guardian,  etc.,  please  give your full
                                        title. If a corporation,  please sign in
                                        full  corporate  name  by  President  or
                                        other   authorized    officer.    If   a
                                        partnership, please sign in partnership name by authorized person.